Exhibit 99.2

Third Quarter of 2008 Highlights October 31, 2008

3 Forward-Looking Statements Statements contained in this press release that relate to future, not past, events are forward- looking statements under the Private Securities Litigation Reform Act of 1995. Forward-looking statements often can be identified by words such as "expect," "anticipate," "intend," "will," "may," "believe," "could," "continue," "future," "outlook," "guidance," or the negative of these words or other words of similar meaning. Forward-looking statements by their nature address matters that are, to different degrees, uncertain. Uncertainties and risks may cause ev3's actual results to be materially different than those expressed in or implied by ev3's forward- looking statements. For ev3, particular uncertainties and risks include, among others, ev3's future operating results and financial performance, fluctuations in foreign currency exchange rates, ev3's ability to implement, fund and achieve sustainable cost savings measures that will better align its operating expenses with its anticipated net sales levels and reallocate resources to better support growth initiatives, the effect of the current global economic crisis, the timing of regulatory approvals and introduction of new products, market acceptance of new products, success of clinical testing, availability of third party reimbursement, impact of competitive products and pricing and changes in the regulatory environment. More detailed information on these and additional factors that could affect ev3's actual results are described in ev3's filings with the Securities and Exchange Commission, including its most recent annual report on Form 10-K and subsequent quarterly reports on Form 10-Q. Except as required by law, ev3 undertakes no obligation to update publicly its forward-looking statements.

5 Use of Non-GAAP Financial Measures ev3 uses certain non-GAAP financial measures in this presentation, including "net sales, excluding atherectomy and research collaboration revenues," "peripheral vascular net segment sales, excluding atherectomy revenues," "non-GAAP adjusted net income (loss)" and "non-GAAP adjusted net earnings (loss) per share." ev3 uses non-GAAP financial measures as supplemental measures of performance and believes these measures provide useful information to investors in evaluating our operations, period over period. However, non-GAAP financial measures have limitations as analytical tools, and should not be considered in isolation or as a substitute for ev3's financial results prepared in accordance with GAAP. In addition, investors should note that any non-GAAP financial measures ev3 uses may not be the same non-GAAP financial measures, and may not be calculated in the same manner, as that of other companies. We have posted a reconciliation of our non-GAAP financial measures to the most directly comparable GAAP financial measures on our website at www.ev3.net.

7 Q3 '08 Financial Achievements 7 Net sales of $107.0 million were up +65% vs. Q3 2007 Product sales of $100.0 were in line with previous guidance Non-GAAP adjusted net EPS* of $0.04 exceeded the high end of our guidance range by 3 cents Peripheral vascular and neurovascular net sales, excluding atherectomy and research collaboration revenues*, up +21% vs. Q3 2007 Peripheral vascular segment sales, excluding atherectomy* up +19% vs. Q3 2007 Peripheral stents up +16% vs. Q3 2007 Neurovascular product revenue up +26% vs. Q3 2007 Embolic product sales--which include Axium coils and Onyx--up +24% vs. Q3 2007 International revenue up +37% over prior year quarter SG&A down 20 percentage points as a percent of sales to 50% vs. Q3 2007 and down 11 percentage points as a percent of sales vs. Q2 2008 Cash and cash equivalents increased $7.2M to $45.9M as of the end of Q3 2008 compared to the end of Q2 2008 Non-GAAP adjusted net income (loss)* improved to $3.9 million vs. a loss of $(30.1) million in Q3 2007 *These are non-GAAP financial measures. Non-GAAP adjusted net EPS and non-GAAP adjusted net earnings excludes non- cash stock-based compensation, amortization and the research collaboration asset impairment charge. For a reconciliation of ev3's non-GAAP financials, see ev3's website at www.ev3.net.

Actual Results vs. Last Quarter & Year Ago 9 Q2 2008 Actual Q3 2007 Actual $000's except EPS Net sales Gross profit Gross margin Net Loss Earnings (loss) per share Adjusted net income (loss)* Adjusted net earnings (loss) per share* $65,060 $41,963 64.5% $(36,512) $(0.60) $(30,090) $(0.50) $107,717 $71,528 66.4% NA NA Q3 2008 Actual $107,029 $(7,310) $(0.07) $3,850 $0.04 $68,747 64.2% Peripheral vascular (PV) PV, excluding atherectomy* Atherectomy Neurovascular (NV) International Research collaboration % Chg Seq. % Chg YOY $45,894 $20,992 $33,132 $36,577 $7,011 $45,858 $24,932 $30,719 $35,848 $6,208 $38,713 -- $26,347 $26,748 -- 0% -16% 8% 2% 13% 19% NA 26% 37% NA -1% 65% -4% 64% *All quarters presented are adjusted for amortization and non-cash stock-based compensation. Q2 2008 is also adjusted for a non-cash research collaboration asset impairment charge. For a reconciliation, see our website at www.ev3.net. $(27,422) $(0.26)

Revenue Growth Q4 Q1 Q2 Q3 Q3 East 92.2 101.3 107.7 65.1 107 Total Worldwide ev3 ($M) +65% Q4 Q1 Q2 Q3 Q3 East 28 34.8 35.9 26.8 36.6 Total International ($M) +37% Q4 Q1 Q2 Q3 Q3 East 57.9 64.1 70.8 38.7 66.9 (a) Excludes FoxHollow revenue Worldwide Peripheral Vascular ($M) +73% Q4 Q1 Q2 Q3 Q3 East 28.3 31 30.7 26.4 33.1 Worldwide Neurovascular ($M) +26% (a) (a) (a) Q3 Q3 Q3 Q3 2007 2008 11

13 Balance Sheet Highlights Q3 2007 Q4 2007 Q1 2008 Q2 2008 Q3 2008 Cash, Cash Equivalents & Short Term Investments $57,136 $90,804 $57,000 $38,749 $45,947 Total Debt $10,892 $10,000 $9,107 $8,214 $9,583 Working Capital $96,950 $109,211 $107,791 $103,284 $108,568 Stockholders' Equity $303,864 $958,481 $954,227 $931,119 $928,610 $000's 13 Cash and cash equivalents increased by $7.2 million from Q2 '08 Days sales outstanding, excluding the Merck receivable, decreased by 2 days to 60 days from Q2 '08 Inventory days on hand in Q3 '08 decreased 19% from Q2 '08

Q3 '08 Operational Highlights

- Submitted 510(k) applications to FDA EverCross and NanoCross PTA balloons
- Reported positive 12-month follow-up results for European DURABILITY I study, a landmark peripheral stent study covering the longest lesion lengths in a challenging patient population*
- Announced DEFINITIVE trial series to expand the clinical evidence to drive increased procedure adoption, expand clinical indications and support the use of atherectomy as a front-line therapy*

DEFINITIVE
TRIAL SERIES

  - ***DEFINITIVE Ca++ U.S. IDE Study***
  - ***DEFINITIVE LE (Lower Extremity) Registry***
  - ***DEFINITIVE SFA RCT (Randomized Controlled Trial)***
  - ***DEFINITIVE AR (Anti-Restenosis) Feasibility Study***

- Enrolled first patient in DEFINITIVE Ca^{++} U.S. IDE trial to evaluate RockHawk System and SpiderFX Embolic Protection Device in the treatment of moderate to heavily calcified lesions

*For additional information, please refer to presentation slides from ev3's Investor & Analyst Meeting at TCT on October 13, 2008, which can be accessed at http://ir.ev3.net.

8

17 Guidance as of October 31, 2008 Revenues: Q4 2008: $102 to $107 million Full-Year 2008: $418 to $423 million1 Adjusted EPS (loss)2 per diluted share: Q4 2008: $0.04 to $0.062,3 Full-Year 2008: $0.06 to $0.082,3 Consists of $398 to $403 million of product sales and $20.2 million of research collaboration revenue Adjusted EPS (loss) guidance is based on weighted average diluted shares outstanding of approximately 105 million and is adjusted to exclude the impact of amortization expense and non- cash stock-based compensation. For full year 2008, Adjusted EPS (loss) also includes a one-time non-cash intangible asset impairment charge of $10.5M. These are forward-looking non-GAAP financial measures. For a reconciliation, see our website at www.ev3.net. Q408 GAAP EPS (loss): $(0.05) to $(0.03); Full-Year 2008 GAAP EPS: $(0.48) to $(0.46)

Business Model Structure 2008 Goal % of sales Sales 100% Gross margin 66% Selling, general & administrative 52% Taxes 0.5% Research & development 11% Stock-based comp & amortization 11% Adjusted net income (loss)* 2.0% 2007 Actual 100% 65% 69% 0.3% 17% 11% (22.4%) *Adjusted net income (loss) excludes amortization and non-cash stock-based compensation. For the year ended December 31, 2007, Adjusted net income (loss) also excludes $70.7M of Acquired IPR&D. For the year ended December 31, 2008, Adjusted net includes (loss) also excludes a one-time non-cash research collaboration asset impairment charge of $10.5M. These are non-GAAP financial measures. 19

Our VITAL FEW Projects Doing the Right Things Right: Our Vital Few Projects

Leading the Way: Focus on "The Vital Few" Improving sales productivity and operational execution Optimizing operating cost structure to achieve sustained profitability - continued reductions in SG&A Driving procedure penetration with existing and new products across both businesses Developing clinical evidence to expand atherectomy Expanding International penetration and growth

Third Quarter of 2008 Highlights October 31, 2008